Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - First Quarter 2026

April 29, 2026

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2026

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Highlights
Net earnings	$191	$299	$215	$174	$154	$842	$887
Core net operating earnings	206	305	224	179	152	860	902
Total assets	32,353	32,642	33,834	30,669	30,294	32,642	30,836
Shareholders’ equity, excluding AOCI (a)	4,805	4,870	4,803	4,648	4,571	4,870	4,706
Property and Casualty net written premiums	1,664	1,444	2,252	1,803	1,611	7,110	7,139
Per share data
Diluted earnings per share	$2.29	$3.58	$2.58	$2.07	$1.84	$10.08	$10.57
Core net operating earnings per share	2.47	3.65	2.69	2.14	1.81	10.29	10.75
Book value per share, excluding AOCI (a)	57.83	58.38	57.59	55.74	54.63	58.38	56.03
Dividends per common share	2.38	2.88	0.80	0.80	2.80	7.28	9.43
Financial ratios
Annualized return on equity (b)	15.8%	24.7%	18.2%	15.0%	13.3%	17.8%	19.0%
Annualized core operating return on equity (b)	17.0%	25.2%	19.0%	15.5%	13.1%	18.2%	19.3%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	56.3%	58.6%	67.2%	61.1%	61.0%	62.2%	63.3%
Underwriting expense ratio	34.0%	25.5%	25.8%	32.0%	33.0%	28.8%	27.9%

Combined ratio - Specialty	90.3%	84.1%	93.0%	93.1%	94.0%	91.0%	91.2%

(a)	A reconciliation to the GAAP measure is on page 12.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Property and Casualty Insurance
Underwriting profit	$156	$284	$138	$113	$94	$629	$620
Net investment income	168	171	205	179	170	725	784
Other income (expense)	(15)	(15)	(15)	(19)	(18)	(67)	(76)

Property and Casualty Insurance operating earnings	309	440	328	273	246	1,287	1,328
Interest expense of parent holding companies	(23)	(23)	(19)	(19)	(19)	(80)	(76)
Other expense	(29)	(31)	(29)	(27)	(33)	(120)	(114)

Pretax core operating earnings	257	386	280	227	194	1,087	1,138
Income tax expense	51	81	56	48	42	227	236

Core net operating earnings	206	305	224	179	152	860	902
Non-core items, net of tax:
Realized gains (losses) on securities	(15)	(6)	10	2	2	8	—
Realized gain on subsidiaries	—	—	1	—	—	1	—
Special A&E charges - Former Railroad and Manufacturing operations	—	—	(20)	—	—	(20)	(11)
Other non-core items	—	—	—	(7)	—	(7)	(4)

Net earnings	$191	$299	$215	$174	$154	$842	$887

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Core net operating earnings	$206	$305	$224	$179	$152	$860	$902

Net earnings	$191	$299	$215	$174	$154	$842	$887

Average number of diluted shares	83.263	83.411	83.397	83.488	83.842	83.533	83.903
Diluted earnings per share:
Core net operating earnings per share	$2.47	$3.65	$2.69	$2.14	$1.81	$10.29	$10.75
Realized gains (losses) on securities	(0.18)	(0.07)	0.12	0.02	0.03	0.11	—
Realized gain on subsidiaries	—	—	0.01	—	—	0.01	—
Special A&E charges - Former Railroad and Manufacturing operations	—	—	(0.24)	—	—	(0.24)	(0.13)
Other non-core items	—	—	—	(0.09)	—	(0.09)	(0.05)

Diluted earnings per share	$2.29	$3.58	$2.58	$2.07	$1.84	$10.08	$10.57

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Property and Transportation	$65	$216	$55	$27	$37	$335	$214
Specialty Casualty	34	27	33	49	20	129	279
Specialty Financial	57	44	51	38	37	170	133

Underwriting profit - Specialty	156	287	139	114	94	634	626
Other core charges, included in loss and LAE	—	(3)	(1)	(1)	—	(5)	(6)

Underwriting profit - Property and Casualty Insurance	$156	$284	$138	$113	$94	$629	$620

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$2
Catastrophe losses	35	4	23	38	72	137	180

Total current accident year catastrophe losses	$35	$4	$23	$38	$72	$137	$182

Prior year loss reserve development (favorable) / adverse	$(70)	$(27)	$(23)	$(11)	$(20)	$(81)	$(64)

Combined ratio:
Property and Transportation	87.6%	70.6%	94.1%	95.2%	92.5%	87.8%	92.4%
Specialty Casualty	95.8%	96.7%	95.8%	93.9%	97.6%	96.0%	91.2%
Specialty Financial	80.0%	83.0%	81.1%	86.1%	87.0%	84.4%	87.2%
Combined ratio - Specialty	90.3%	84.1%	93.0%	93.1%	94.0%	91.0%	91.2%
Other core charges	0.1%	0.2%	0.1%	0.0%	0.1%	0.0%	0.0%

Combined ratio	90.4%	84.3%	93.1%	93.1%	94.1%	91.0%	91.2%

P&C combined ratio excl. catastrophe losses and prior year reserve development	92.5%	85.5%	93.0%	91.5%	90.8%	90.3%	89.6%

Loss and LAE components:
Current accident year, excluding catastrophe losses	58.5%	60.0%	67.2%	59.5%	57.8%	61.5%	61.7%
Prior accident year loss reserve development	(4.3%)	(1.5%)	(1.1%)	(0.7%)	(1.3%)	(1.1%)	(0.9%)
Current accident year catastrophe losses	2.2%	0.3%	1.2%	2.3%	4.6%	1.8%	2.5%

Loss and LAE ratio	56.4%	58.8%	67.3%	61.1%	61.1%	62.2%	63.3%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Gross written premiums	$2,435	$2,085	$3,665	$2,653	$2,291	$10,694	$10,533
Ceded reinsurance premiums	(771)	(641)	(1,413)	(850)	(680)	(3,584)	(3,394)

Net written premiums	1,664	1,444	2,252	1,803	1,611	7,110	7,139
Change in unearned premiums	(55)	362	(239)	(156)	(31)	(64)	(103)

Net earned premiums	1,609	1,806	2,013	1,647	1,580	7,046	7,036
Loss and LAE	906	1,058	1,354	1,006	965	4,383	4,449
Underwriting expense	547	461	520	527	521	2,029	1,961

Underwriting profit	$156	$287	$139	$114	$94	$634	$626

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$2
Catastrophe losses	35	4	23	38	72	137	180

Total current accident year catastrophe losses	$35	$4	$23	$38	$72	$137	$182

Prior year loss reserve development (favorable) / adverse	$(70)	$(30)	$(24)	$(12)	$(20)	$(86)	$(70)

Combined ratio:
Loss and LAE ratio	56.3%	58.6%	67.2%	61.1%	61.0%	62.2%	63.3%
Underwriting expense ratio	34.0%	25.5%	25.8%	32.0%	33.0%	28.8%	27.9%

Combined ratio	90.3%	84.1%	93.0%	93.1%	94.0%	91.0%	91.2%

Combined ratio excl. catastrophe losses and prior year reserve development	92.5%	85.5%	93.0%	91.5%	90.8%	90.2%	89.6%

Loss and LAE components:
Current accident year, excluding catastrophe losses	58.5%	60.0%	67.2%	59.5%	57.8%	61.4%	61.7%
Prior accident year loss reserve development	(4.4%)	(1.6%)	(1.2%)	(0.7%)	(1.3%)	(1.2%)	(1.0%)
Current accident year catastrophe losses	2.2%	0.2%	1.2%	2.3%	4.5%	2.0%	2.6%

Loss and LAE ratio	56.3%	58.6%	67.2%	61.1%	61.0%	62.2%	63.3%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Gross written premiums	$999	$612	$1,975	$1,247	$897	$4,731	$4,735
Ceded reinsurance premiums	(403)	(214)	(924)	(488)	(334)	(1,960)	(1,889)

Net written premiums	596	398	1,051	759	563	2,771	2,846
Change in unearned premiums	(70)	337	(116)	(183)	(63)	(25)	(20)

Net earned premiums	526	735	935	576	500	2,746	2,826
Loss and LAE	301	417	728	387	311	1,843	1,972
Underwriting expense	160	102	152	162	152	568	640

Underwriting profit	$65	$216	$55	$27	$37	$335	$214

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$1
Catastrophe losses	12	—	4	12	10	26	65

Total current accident year catastrophe losses	$12	$—	$4	$12	$10	$26	$66

Prior year loss reserve development (favorable) / adverse	$(47)	$(20)	$(11)	$(13)	$(19)	$(63)	$(96)

Combined ratio:
Loss and LAE ratio	57.1%	56.8%	77.8%	67.2%	62.1%	67.1%	69.8%
Underwriting expense ratio	30.5%	13.8%	16.3%	28.0%	30.4%	20.7%	22.6%

Combined ratio	87.6%	70.6%	94.1%	95.2%	92.5%	87.8%	92.4%

Combined ratio excl. catastrophe losses and prior year reserve development	94.4%	73.4%	94.8%	95.4%	94.4%	89.1%	93.5%

Loss and LAE components:
Current accident year, excluding catastrophe losses	63.9%	59.6%	78.5%	67.4%	64.0%	68.4%	70.9%
Prior accident year loss reserve development	(9.0%)	(2.7%)	(1.1%)	(2.2%)	(3.9%)	(2.3%)	(3.4%)
Current accident year catastrophe losses	2.2%	(0.1%)	0.4%	2.0%	2.0%	1.0%	2.3%

Loss and LAE ratio	57.1%	56.8%	77.8%	67.2%	62.1%	67.1%	69.8%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Gross written premiums	$1,089	$1,153	$1,337	$1,062	$1,068	$4,620	$4,543
Ceded reinsurance premiums	(300)	(357)	(423)	(297)	(296)	(1,373)	(1,297)

Net written premiums	789	796	914	765	772	3,247	3,246
Change in unearned premiums	10	16	(104)	34	22	(32)	(70)

Net earned premiums	799	812	810	799	794	3,215	3,176
Loss and LAE	517	558	541	516	536	2,151	2,045
Underwriting expense	248	227	236	234	238	935	852

Underwriting profit	$34	$27	$33	$49	$20	$129	$279

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$1
Catastrophe losses	11	(3)	8	7	27	39	34

Total current accident year catastrophe losses	$11	$(3)	$8	$7	$27	$39	$35

Prior year loss reserve development (favorable) / adverse	$—	$(1)	$(1)	$10	$12	$20	$37

Combined ratio:
Loss and LAE ratio	64.7%	68.7%	66.8%	64.5%	67.6%	66.9%	64.4%
Underwriting expense ratio	31.1%	28.0%	29.0%	29.4%	30.0%	29.1%	26.8%

Combined ratio	95.8%	96.7%	95.8%	93.9%	97.6%	96.0%	91.2%

Combined ratio excl. catastrophe losses and prior year reserve development	94.4%	97.1%	94.9%	91.8%	92.6%	94.1%	89.0%

Loss and LAE components:
Current accident year, excluding catastrophe losses	63.3%	69.1%	65.9%	62.4%	62.6%	65.0%	62.2%
Prior accident year loss reserve development	0.0%	(0.1%)	(0.1%)	1.2%	1.6%	0.6%	1.2%
Current accident year catastrophe losses	1.4%	(0.3%)	1.0%	0.9%	3.4%	1.3%	1.0%

Loss and LAE ratio	64.7%	68.7%	66.8%	64.5%	67.6%	66.9%	64.4%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Gross written premiums	$347	$320	$353	$344	$326	$1,343	$1,255
Ceded reinsurance premiums	(68)	(70)	(66)	(65)	(50)	(251)	(208)

Net written premiums	279	250	287	279	276	1,092	1,047
Change in unearned premiums	5	9	(19)	(7)	10	(7)	(13)

Net earned premiums	284	259	268	272	286	1,085	1,034
Loss and LAE	88	83	85	103	118	389	432
Underwriting expense	139	132	132	131	131	526	469

Underwriting profit	$57	$44	$51	$38	$37	$170	$133

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	12	7	11	19	35	72	81

Total current accident year catastrophe losses	$12	$7	$11	$19	$35	$72	$81

Prior year loss reserve development (favorable) / adverse	$(23)	$(9)	$(12)	$(9)	$(13)	$(43)	$(11)

Combined ratio:
Loss and LAE ratio	31.2%	32.0%	31.8%	38.1%	41.1%	35.9%	41.8%
Underwriting expense ratio	48.8%	51.0%	49.3%	48.0%	45.9%	48.5%	45.4%

Combined ratio	80.0%	83.0%	81.1%	86.1%	87.0%	84.4%	87.2%

Combined ratio excl. catastrophe losses and prior year reserve development	83.7%	83.5%	81.7%	82.0%	79.7%	81.7%	80.4%

Loss and LAE components:
Current accident year, excluding catastrophe losses	34.9%	32.5%	32.4%	34.0%	33.8%	33.2%	35.0%
Prior accident year loss reserve development	(7.9%)	(3.0%)	(4.7%)	(3.2%)	(4.6%)	(3.9%)	(1.1%)
Current accident year catastrophe losses	4.2%	2.5%	4.1%	7.3%	11.9%	6.6%	7.9%

Loss and LAE ratio	31.2%	32.0%	31.8%	38.1%	41.1%	35.9%	41.8%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
Assets:
Total cash and investments	$17,143	$17,182	$16,761	$16,049	$15,994	$15,852
Recoverables from reinsurers	5,303	5,528	5,565	4,733	4,945	5,176
Prepaid reinsurance premiums	1,211	1,089	1,443	1,256	1,105	1,013
Agents’ balances and premiums receivable	1,670	1,641	2,034	1,946	1,589	1,532
Deferred policy acquisition costs	334	333	349	345	316	320
Assets of managed investment entities	3,987	4,050	3,972	3,833	3,848	4,140
Other receivables	1,058	1,212	2,075	877	855	1,123
Other assets	1,320	1,280	1,308	1,325	1,337	1,375
Goodwill	327	327	327	305	305	305

Total assets	$32,353	$32,642	$33,834	$30,669	$30,294	$30,836

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$14,914	$15,094	$15,079	$13,834	$13,970	$14,179
Unearned premiums	3,911	3,736	4,450	4,026	3,710	3,584
Payable to reinsurers	1,065	1,195	1,578	1,152	1,028	1,191
Liabilities of managed investment entities	3,854	3,907	3,834	3,685	3,726	3,965
Long-term debt	1,820	1,820	1,820	1,476	1,476	1,475
Other liabilities	2,111	2,070	2,343	1,980	1,992	1,976

Total liabilities	27,675	27,822	29,104	26,153	25,902	26,370
Shareholders’ equity:
Common stock	83	83	83	83	84	84
Capital surplus	1,428	1,430	1,421	1,414	1,409	1,411
Retained earnings	3,294	3,357	3,299	3,151	3,078	3,211
Unrealized gains (losses) - fixed maturities	(100)	(22)	(43)	(101)	(141)	(202)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(1)	(2)	(3)	(5)	(7)	(10)
Other comprehensive income (loss), net of tax	(26)	(26)	(27)	(26)	(31)	(28)

Total shareholders’ equity	4,678	4,820	4,730	4,516	4,392	4,466

Total liabilities and equity	$32,353	$32,642	$33,834	$30,669	$30,294	$30,836

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
Shareholders’ equity	$4,678	$4,820	$4,730	$4,516	$4,392	$4,466
Accumulated other comprehensive income (loss)	(127)	(50)	(73)	(132)	(179)	(240)

Shareholders’ equity, excluding AOCI	4,805	4,870	4,803	4,648	4,571	4,706
Goodwill	327	327	327	305	305	305
Intangibles	184	189	192	193	198	203

Tangible shareholders’ equity, excluding AOCI	$4,294	$4,354	$4,284	$4,150	$4,068	$4,198

Common shares outstanding	83.086	83.422	83.401	83.386	83.668	83.978
Book value per share:
Book value per share	$56.30	$57.78	$56.72	$54.15	$52.50	$53.18
Book value per share, excluding AOCI	57.83	58.38	57.59	55.74	54.63	56.03
Tangible, excluding AOCI	51.69	52.20	51.38	49.77	48.62	49.98
Market capitalization
AFG’s closing common share price	$127.71	$136.68	$145.72	$126.21	$131.34	$136.93
Market capitalization	$10,611	$11,402	$12,153	$10,524	$10,989	$11,499
Price / Book value per share, excluding AOCI	2.21	2.34	2.53	2.26	2.40	2.44

American Financial Group, Inc. Capitalization ($ in millions)

	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
AFG senior obligations	$1,173	$1,173	$1,173	$823	$823	$823
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	1,173	1,173	1,173	823	823	823
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	1,848	1,848	1,848	1,498	1,498	1,498
Shareholders’ equity	4,678	4,820	4,730	4,516	4,392	4,466
Accumulated other comprehensive income (loss)	(127)	(50)	(73)	(132)	(179)	(240)

Total capital, excluding AOCI	$6,653	$6,718	$6,651	$6,146	$6,069	$6,204

Ratio of debt to total capital, excluding AOCI:
Including subordinated debt	27.8%	27.5%	27.8%	24.4%	24.7%	24.1%
Excluding subordinated debt	17.6%	17.5%	17.6%	13.4%	13.6%	13.3%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Property and Casualty Insurance
Paid Losses (GAAP)	$888	$984	$936	$931	$967	$3,818	$4,034

	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$6,354	$6,354	$6,173	$5,935	$5,853	$5,962
Parent and other subsidiaries	(1,549)	(1,484)	(1,370)	(1,287)	(1,282)	(1,256)

AFG GAAP Equity (excluding AOCI)	$4,805	$4,870	$4,803	$4,648	$4,571	$4,706

Allowable dividends without regulatory approval
Property and Casualty Insurance	$1,083	$1,081	$1,004	$1,004	$1,004	$1,004

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - March 31, 2026
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,115	$238	$—	$1,353	8%
Fixed maturities - Available for sale	11,274	123	—	11,397	66%
Fixed maturities - Trading	80	—	—	80	1%
Equity securities - Common stocks	363	—	—	363	2%
Equity securities - Perpetual preferred	390	—	—	390	2%
Investments accounted for using the equity method	2,440	3	—	2,443	14%
Mortgage loans	961	—	—	961	6%
Real estate and other investments	186	103	(133)	156	1%

Total cash and investments	$16,809	$467	$(133)	$17,143	100%

	Carrying Value - December 31, 2025
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,377	$350	$—	$1,727	10%
Fixed maturities - Available for sale	10,923	129	—	11,052	64%
Fixed maturities - Trading	91	—	—	91	1%
Equity securities - Common stocks	365	—	—	365	2%
Equity securities - Perpetual preferred	420	—	—	420	2%
Investments accounted for using the equity method	2,419	2	—	2,421	14%
Mortgage loans	947	—	—	947	6%
Real estate and other investments	199	103	(143)	159	1%

Total cash and investments	$16,741	$584	$(143)	$17,182	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$141	$138	$135	$140	$137	$550	$532
Equity securities	10	6	6	15	6	33	29
Other investments (a)	27	27	27	23	21	98	87

Gross investment income excluding alternative investments	178	171	168	178	164	681	648
Gross investment income from alternative investments (b)	(3)	6	43	8	12	69	158

Total gross investment income	175	177	211	186	176	750	806
Investment expenses	(7)	(6)	(6)	(7)	(6)	(25)	(22)

Total net investment income	$168	$171	$205	$179	$170	$725	$784

Average cash and investments (c)	$16,855	$16,520	$16,095	$15,921	$15,881	$16,144	$15,479

Average yield - overall portfolio, net (d)	3.99%	4.14%	5.09%	4.50%	4.28%	4.49%	5.06%
Average yield - fixed maturities before inv expenses (d)	5.04%	5.11%	5.12%	5.24%	5.13%	5.13%	5.02%
AFG consolidated net investment income:
Property & Casualty core	$168	$171	$205	$179	$170	$725	$784
Parent & other	6	7	6	7	5	25	29
Consolidate CLOs	13	5	(6)	(2)	(2)	(5)	(33)

Total net investment income	$187	$183	$205	$184	$173	$745	$780

Average cash and investments (c)	$17,240	$17,013	$16,496	$16,175	$16,140	$16,496	$15,767

Average yield - overall portfolio, net (d)	4.34%	4.30%	4.97%	4.55%	4.29%	4.52%	4.95%
Average yield - fixed maturities before inv expenses (d)	5.05%	5.11%	5.11%	5.24%	5.13%	5.13%	5.04%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b)	Investment income on alternative investments is detailed on page 17.
(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/25	12/31/24
Property and Casualty Insurance:
Net Investment Income
Fixed maturities MTM through investment income	$2	$1	$16	$8	$(3)	$22	$22
Equity securities MTM through investment income (a)	(10)	(12)	(6)	4	—	(14)	57
Investments accounted for using the equity method (b)	18	22	27	(6)	13	56	46
AFG managed CLOs (eliminated in consolidation)	(13)	(5)	6	2	2	5	33

Total Property & Casualty	$(3)	$6	$43	$8	$12	$69	$158

Investments
Fixed maturities MTM through investment income	$31	$44	$30	$55	$50	$44	$75
Equity securities MTM through investment income (a)	190	211	243	233	232	211	222
Investments accounted for using the equity method (b)	2,440	2,419	2,381	2,338	2,324	2,419	2,275
AFG managed CLOs (eliminated in consolidation)	133	143	138	148	122	143	174

Total Property & Casualty	$2,794	$2,817	$2,792	$2,774	$2,728	$2,817	$2,746

Annualized Return - Property & Casualty	(0.4%)	0.9%	6.2%	1.2%	1.8%	2.5%	6.1%
AFG Consolidated:
Net Investment Income
Fixed maturities MTM through investment income	$2	$1	$16	$8	$(3)	$22	$22
Equity securities MTM through investment income (a)	(10)	(12)	(6)	4	—	(14)	57
Investments accounted for using the equity method (b)	18	22	27	(6)	13	56	46
AFG managed CLOs (eliminated in consolidation)	(13)	(5)	6	2	2	5	33

Total AFG Consolidated	$(3)	$6	$43	$8	$12	$69	$158

Investments
Fixed maturities MTM through investment income	$31	$44	$30	$55	$50	$44	$75
Equity securities MTM through investment income (a)	190	211	243	233	232	211	222
Investments accounted for using the equity method (b)	2,443	2,421	2,383	2,341	2,326	2,421	2,277
AFG managed CLOs (eliminated in consolidation)	133	143	138	148	122	143	174

Total AFG Consolidated	$2,797	$2,819	$2,794	$2,777	$2,730	$2,819	$2,748

Annualized Return - AFG Consolidated	(0.4%)	0.9%	6.2%	1.2%	1.8%	2.5%	6.1%

(a)	AFG records holding gains and losses in net investment income on certain securities classified at purchase as “fair value through net investment income.”
(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

March 31, 2026	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$150	$150	$—	1%	1%
States, municipalities and political subdivisions	820	791	(29)	7%	5%
Foreign government	302	303	1	3%	2%
Residential mortgage-backed securities	3,245	3,160	(85)	28%	18%
Collateralized loan obligations	1,181	1,180	(1)	10%	7%
Other asset-backed securities	2,603	2,575	(28)	22%	15%
Corporate and other bonds	3,302	3,318	16	29%	19%

Total AFG consolidated	$11,603	$11,477	$(126)	100%	67%

Approximate duration - P&C	3.4 years
Approximate duration - P&C including cash	3.1 years

December 31, 2025	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$160	$161	$1	1%	1%
States, municipalities and political subdivisions	853	835	(18)	7%	5%
Foreign government	301	303	2	3%	2%
Residential mortgage-backed securities	2,807	2,747	(60)	25%	16%
Collateralized loan obligations	1,162	1,160	(2)	10%	7%
Other asset-backed securities	2,534	2,525	(9)	23%	14%
Corporate and other bonds	3,354	3,412	58	31%	20%

Total AFG consolidated	$11,171	$11,143	$(28)	100%	65%

Approximate duration - P&C	3.3 years
Approximate duration - P&C including cash	2.9 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2026 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$7	$154	$250	$2,708	$1,158	$855	$12	$5,144	45%
AA	143	606	18	275	19	367	221	1,649	14%
A	—	21	31	72	3	758	1,030	1,915	17%
BBB	—	8	4	26	—	513	1,785	2,336	20%

Subtotal - Investment grade	150	789	303	3,081	1,180	2,493	3,048	11,044	96%
BB	—	—	—	1	—	4	116	121	1%
B	—	—	—	1	—	1	18	20	0%
CCC, CC, C	—	—	—	23	—	2	3	28	0%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	25	—	7	137	169	1%
Not Rated (b)	—	2	—	54	—	75	133	264	3%

Total	$150	$791	$303	$3,160	$1,180	$2,575	$3,318	$11,477	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$150	$778	$237	$3,051	$1,081	$1,962	$1,270	$8,529	77%
2	—	8	—	25	—	503	1,759	2,295	21%

Subtotal	150	786	237	3,076	1,081	2,465	3,029	10,824	98%
3	—	—	—	1	—	5	149	155	1%
4	—	—	—	1	—	5	36	42	0%
5	—	—	—	12	—	1	57	70	1%
6	—	—	—	1	—	3	1	5	0%

Subtotal	—	—	—	15	—	14	243	272	2%
Total insurance companies	$150	$786	$237	$3,091	$1,081	$2,479	$3,272	$11,096	100%

No NAIC designation (c)	—	—	—	—	—	40	16	56
Non-Insurance and Foreign Companies (d)	—	5	66	69	99	56	30	325

Total	$150	$791	$303	$3,160	$1,180	$2,575	$3,318	$11,477

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 39% are NAIC 1 and 53% do not have a designation.

For Corp/Oth, 18% are NAIC 1, 11% NAIC 2, 15% NAIC 3, 10% NAIC 4 and 41% NAIC 5.

For Total, 33% are NAIC 1, 25% NAIC 5 and 17% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	99% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2025 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$161	$255	$2,475	$1,137	$831	$13	$4,872	44%
AA	161	644	14	87	20	349	222	1,497	13%
A	—	21	30	75	3	743	998	1,870	17%
BBB	—	8	4	27	—	520	1,898	2,457	22%

Subtotal - Investment grade	161	834	303	2,664	1,160	2,443	3,131	10,696	96%
BB	—	—	—	2	—	5	122	129	1%
B	—	—	—	1	—	1	20	22	0%
CCC, CC, C	—	—	—	25	—	2	3	30	1%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	28	—	8	145	181	2%
Not Rated (b)	—	1	—	55	—	74	136	266	2%

Total	$161	$835	$303	$2,747	$1,160	$2,525	$3,412	$11,143	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$161	$822	$239	$2,639	$1,059	$1,906	$1,230	$8,056	75%
2	—	8	—	26	—	509	1,861	2,404	22%

Subtotal	161	830	239	2,665	1,059	2,415	3,091	10,460	97%
3	—	—	—	1	—	5	174	180	2%
4	—	—	—	1	—	5	35	41	0%
5	—	—	—	13	—	1	62	76	1%
6	—	—	—	1	—	3	1	5	0%

Subtotal	—	—	—	16	—	14	272	302	3%
Total insurance companies	$161	$830	$239	$2,681	$1,059	$2,429	$3,363	$10,762	100%

No NAIC designation (c)	—	—	—	—	—	39	17	56
Non-Insurance and Foreign Companies (d)	—	5	64	66	101	57	32	325

Total	$161	$835	$303	$2,747	$1,160	$2,525	$3,412	$11,143

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 39% are NAIC 1 and 52% do not have a designation.

For Corp/Oth, 12% are NAIC 1, 24% NAIC 3 and 43% NAIC 5.

For Total, 37% are NAIC 1, 11% NAIC 3, 24% NAIC 5 and 15% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	99% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2026 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Consumer	Autos	Healthcare	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$11	$—	$—	$—	$—	$—	$1	$12	0%
AA	5	—	62	30	10	33	43	—	15	23	221	7%
A	88	174	150	77	152	64	45	102	35	143	1,030	31%
BBB	720	268	52	144	89	78	40	50	38	306	1,785	54%

Subtotal	813	442	264	262	251	175	128	152	88	473	3,048	92%
BB	—	8	—	4	—	—	8	17	4	75	116	3%
B	—	2	—	—	—	—	7	—	4	5	18	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	10	—	4	—	—	15	17	8	83	137	4%
Not Rated (b)	5	—	6	2	—	25	30	1	33	31	133	4%

Total	$818	$452	$270	$268	$251	$200	$173	$170	$129	$587	$3,318	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Consumer	Autos	Healthcare	Other	Total	% Total
1	$93	$170	$210	$117	$162	$101	$91	$102	$50	$174	$1,270	39%
2	719	266	51	143	87	58	46	49	38	302	1,759	54%

Subtotal	812	436	261	260	249	159	137	151	88	476	3,029	93%
3	—	8	—	3	—	19	16	17	16	70	149	5%
4	—	2	—	—	—	—	19	—	5	10	36	1%
5	—	—	—	1	—	11	1	—	20	24	57	1%
6	—	—	—	—	—	1	—	—	—	—	1	0%

Subtotal	—	10	—	4	—	31	36	17	41	104	243	7%
Total insurance companies	$812	$446	$261	$264	$249	$190	$173	$168	$129	$580	$3,272	100%

No NAIC designation (c)	—	—	6	—	—	10	—	—	—	—	16
Non-Insurance and Foreign Companies	6	6	3	4	2	—	—	2	—	7	30

Total	$818	$452	$270	$268	$251	$200	$173	$170	$129	$587	$3,318

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	18% of not rated securities are NAIC 1, 11% NAIC 2, 15% NAIC 3, 10% NAIC 4 and 41% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2025 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Other Financials	Insurance	Asset Managers	Technology	Utilities	Consumer	Autos	Healthcare	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$11	$—	$—	$—	$—	$2	$13	0%
AA	—	32	58	5	30	10	49	—	15	23	222	6%
A	179	70	155	52	48	151	51	101	36	155	998	29%
BBB	264	94	53	769	160	90	41	55	39	333	1,898	56%

Subtotal	443	196	266	826	249	251	141	156	90	513	3,131	91%
BB	6	—	—	—	4	—	9	18	3	82	122	4%
B	2	—	—	—	—	—	7	—	5	6	20	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	8	—	—	—	4	—	16	18	8	91	145	5%
Not Rated (b)	—	25	6	—	2	—	28	1	43	31	136	4%

Total	$451	$221	$272	$826	$255	$251	$185	$175	$141	$635	$3,412	100%

	Fair Value By Industry
NAIC designation	Banking	Other Financials	Insurance	Asset Managers	Technology	Utilities	Consumer	Autos	Healthcare	Other	Total	% Total
1	$176	$104	$211	$57	$88	$161	$101	$101	$50	$181	$1,230	37%
2	261	70	52	763	157	88	48	54	38	330	1,861	55%

Subtotal	437	174	263	820	245	249	149	155	88	511	3,091	92%
3	7	24	—	—	4	—	16	18	27	78	174	5%
4	2	—	—	—	—	—	18	—	5	10	35	1%
5	—	10	—	—	1	—	2	—	20	29	62	2%
6	—	1	—	—	—	—	—	—	—	—	1	0%

Subtotal	9	35	—	—	5	—	36	18	52	117	272	8%
Total insurance companies	$446	$209	$263	$820	$250	$249	$185	$173	$140	$628	$3,363	100%

No NAIC designation (c)	—	11	6	—	—	—	—	—	—	—	17
Non-Insurance and Foreign Companies	5	1	3	6	5	2	—	2	1	7	32

Total	$451	$221	$272	$826	$255	$251	$185	$175	$141	$635	$3,412

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	12% of not rated securities are NAIC 1, 24% NAIC 3 and 43% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2026 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Triple Net Lease	Railcar	TruPS	Aircraft	Secured Financing	Single Family Rental	Auto	Commercial Real Estate	Other	Total	% Total
Investment Grade
AAA	$—	$258	$—	$196	$25	$—	$91	$89	$89	$107	$855	33%
AA	69	51	112	60	14	30	—	—	—	31	367	14%
A	10	16	167	3	191	58	—	—	—	313	758	30%
BBB	440	—	5	—	7	1	—	—	—	60	513	20%

Subtotal	519	325	284	259	237	89	91	89	89	511	2,493	97%
BB	—	—	—	—	1	1	—	—	—	2	4	0%
B	—	—	—	—	—	1	—	—	—	—	1	0%
CCC, CC, C	—	—	—	—	2	—	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	3	2	—	—	—	2	7	0%
Not Rated (b)	—	—	—	—	3	29	—	—	—	43	75	3%

Total	$519	$325	$284	$259	$243	$120	$91	$89	$89	$556	$2,575	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Triple Net Lease	Railcar	TruPS	Aircraft	Secured Financing	Single Family Rental	Auto	Commercial Real Estate	Other	Total	% Total
1	$79	$317	$262	$257	$228	$117	$88	$84	$83	$447	$1,962	79%
2	432	—	5	—	6	1	—	—	—	59	503	21%

Subtotal	511	317	267	257	234	118	88	84	83	506	2,465	100%
3	—	—	—	—	1	1	—	—	—	3	5	0%
4	—	—	—	—	—	1	—	—	—	4	5	0%
5	—	—	—	—	1	—	—	—	—	—	1	0%
6	—	—	—	—	3	—	—	—	—	—	3	0%

Subtotal	—	—	—	—	5	2	—	—	—	7	14	0%
Total insurance companies	$511	$317	$267	$257	$239	$120	$88	$84	$83	$513	$2,479	100%

No NAIC designation	—	—	—	—	1	—	—	—	—	39	40
Non-Insurance and Foreign Companies	8	8	17	2	3	—	3	5	6	4	56

Total	$519	$325	$284	$259	$243	$120	$91	$89	$89	$556	$2,575

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	39% of not rated securities are NAIC 1 and 53% do not have a designation.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2025 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Commercial Real Estate	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$231	$170	$—	$15	$—	$113	$93	$92	$117	$831	33%
AA	76	51	82	64	15	30	—	—	—	31	349	14%
A	10	16	3	169	175	63	—	—	—	307	743	29%
BBB	439	—	—	5	14	1	—	—	—	61	520	21%

Subtotal	525	298	255	238	219	94	113	93	92	516	2,443	97%
BB	—	—	—	—	2	1	—	—	—	2	5	0%
B	—	—	—	—	1	—	—	—	—	—	1	0%
CCC, CC, C	—	—	—	—	2	—	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	5	1	—	—	—	2	8	0%
Not Rated (b)	—	—	—	—	3	29	—	—	—	42	74	3%

Total	$525	$298	$255	$238	$227	$124	$113	$93	$92	$560	$2,525	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Commercial Real Estate	Single Family Rental	Auto	Other	Total	% Total
1	$86	$290	$252	$219	$203	$121	$106	$90	$87	$452	$1,906	79%
2	431	—	—	5	13	1	—	—	—	59	509	21%

Subtotal	517	290	252	224	216	122	106	90	87	511	2,415	100%
3	—	—	—	—	1	2	—	—	—	2	5	0%
4	—	—	—	—	1	—	—	—	—	4	5	0%
5	—	—	—	—	1	—	—	—	—	—	1	0%
6	—	—	—	—	3	—	—	—	—	—	3	0%

Subtotal	—	—	—	—	6	2	—	—	—	6	14	0%
Total insurance companies	$517	$290	$252	$224	$222	$124	$106	$90	$87	$517	$2,429	100%

No NAIC designation	—	—	—	—	2	—	—	—	—	37	39
Non-Insurance and Foreign Companies	8	8	3	14	3	—	7	3	5	6	57

Total	$525	$298	$255	$238	$227	$124	$113	$93	$92	$560	$2,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	39% of not rated securities are NAIC 1 and 52% do not have a designation.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 3/31/2026 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,245	88%	92%	96%
Fund Investments	100	7%	—	—
QOZ Fund - Development	27	2%	—	—
Office	17	1%	88%	100%
Marina	15	1%	—	—
Hospitality	12	1%	—	—
Land Development	2	0%	—	—

Total	$1,418	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$51	51%	$—
Marina	35	35%	—
Office Building	12	12%	—
Land	2	2%	—

Total	$100	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$703	73%	66%
Hospitality	160	17%	42%
Marina	52	5%	52%
Office	46	5%	98%

Total	$961	100%	63%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.4 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 3/31/2026
(c)	Collections for January - March

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2025 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,250	87%	91%	96%
Fund Investments	105	8%	—	—
QOZ Fund - Development	28	2%	—	—
Office	18	1%	88%	100%
Marina	16	1%	—	—
Hospitality	12	1%	—	—
Land Development	2	0%	—	—

Total	$1,431	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$52	51%	$—
Marina	35	34%	—
Office Building	13	13%	—
Land	2	2%	—

Total	$102	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$688	73%	66%
Hospitality	160	17%	42%
Marina	52	5%	52%
Office	47	5%	98%

Total	$947	100%	63%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.4 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/2025
(c)	Collections for October - December